UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 16, 2022

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 N. Post Oak Road, Suite 400, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 723-1266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.

As previously disclosed, on March 11, 2022, Petrolia Energy Corporation (“Petrolia” or the “Company”) and Petrolia Canada Corporation (“Petrolia Canada”), an affiliate of Petrolia, filed a lawsuit in the 133rd Judicial District Court, Harris County Texas (Cause No. 2022-15278), against Jovian Petroleum Corporation, Zel Khan (“Khan”) and Quinten Beasley (“Beasley”) (collectively, the “Defendants”).

In the petition against the Defendants, Petrolia and Petrolia Canada alleged causes of action for fraud and breach of contract against all the named Defendants and breach of fiduciary duty claims against Defendants Zel Khan and Quinten Beasley. Defendant Zel Khan was a former CEO and Director of Petrolia, and Defendant Quinten Beasley was a former Senior Vice President and Director of Petrolia Canada.

Petrolia and Petrolia Canada are demanding a jury trial and are seeking monetary relief of more than $1 million against the Defendants.

In September 2022, Defendants filed an amended answer and counterclaims. Defendants are seeking indemnification under the Company’s governing documents and statutory provisions.

Beasley is also seeking repayment of the outstanding balance of $5,000 plus accrued interest in connection with a promissory note entered into with the Company on July 14, 2016.

On October 11, 2022, Petrolia and Petrolia Canada filed a general denial of all of the Defendants’ counterclaims.

The outcome of the above litigation is currently unknown; however, the Company disputes the Defendants’ counterclaims and intends to defend the matter vigorously, while also continuing to seek all damages which it is due.

On September 27, 2022, the Financial Industry Regulatory Authority (“FINRA”) pulled the Company’s stock symbol due to inactivity in the Company’s security for a year. The Company is taking steps to become current in its filings with the Securities and Exchange Commission and upon becoming current in its filings with the Securities and Exchange Commission, it plans to engage a market maker to file a Form 15c2-11 with FINRA and obtain a stock symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Mark M. Allen
Mark M. Allen
Chief Executive Officer

Date: November 8, 2022